UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 23, 2008	(April 21, 2008)
Date of report	(Date of earliest event reported)
Hexcel Corporation
(Exact Name of Registrant as Specified in Charter)
Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Two Stamford Plaza 281 Tresser Boulevard Stamford, Connecticut 06901-3238
(Address of Principal Executive Offices and Zip Code)
(203) 969-0666
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operation and Financial Condition

On April 21, 2008, Hexcel Corporation, a Delaware corporation (the “Company”), issued a press release in which the Company announced its financial results for its fiscal quarter ended March 31, 2008. A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 8 – Other Events

Item 8.01 Other Events

On April 22, 2008, the Company posted to its website a table which summarizes sales by operating segment and market segment for the quarters ended March 31, 2008, December 31, 2007 and March 31, 2007 and for the year ended December 31, 2007. A copy of this information is being furnished as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by the Company on April 21, 2008.

99.2 Sales by operating segment and market segment for the quarters ended March 31, 2008, December 31, 2007 and March 31, 2007 and for the year ended December 31, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION
April 23, 2008
/s/ Mark I. Clair
Mark I. Clair
Vice President, Corporate Controller &
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on April 21, 2008.

99.2	Sales by operating segment and market segment for the quarters ended March 31, 2008, December 31, 2007 and March 31, 2007 and for the year ended December 31, 2007.